Exhibit 99.1

SERVICES AGREEMENT

This Agreement is entered into August 1, 2021 between Signature Analytics LLC (“SA”) and MediciNova, Inc. (“Client”) located at 4275 Executive Square, Suite 300, La Jolla, CA 92037.

1. Services. During the term of this Agreement, SA will provide financial and accounting services (“Services”) as agreed from time to time by Client and SA. All such Services shall be performed by SA and its agents in conformity with the highest professional and ethical standards generally accepted as applicable to such Services. The term of this Agreement will be one year with automatic annual renewals. However, Client or SA may terminate this Agreement at any time by giving at least thirty (30) days’ prior written notice. Any notices under this Agreement may be delivered by hand, email, U.S. mail or courier. SA has the sole discretion to place and remove the Service Providers (as defined in Appendix A) working with Client. SA will report and pay any income tax withholdings, disability, unemployment, workers’ compensation, employee benefits, and similar items for its employees. Fees and Hourly Rates of the Service Providers are stated in the attached Appendix A, which is included as part of this Agreement.

2. Nondisclosure. SA shall only use and/or disclose Client’s financial data and records (“Confidential Information”) as reasonably necessary for the purposes of this Agreement. This restriction will not apply to information that (a) is already known by SA at the time of receipt; (b) becomes publicly known through no wrongful act of SA; (c) is rightfully received from a third party without obligation of confidentiality; or (d) is required to be disclosed by applicable law.

3. On-Site Representatives. If any Service Provider of SA is required to go on-site to the offices of Client, Client agrees to follow all government guidelines pertaining to COVID-19 safety. If the Service Provider does not feel safe from COVID-19 on-site, or at the instruction of SA, that person may immediately leave, which shall not constitute a breach of this Agreement. The parties shall then work promptly and in good faith to determine a reasonable solution.

4. Placement. During the term of this Agreement and for 6 months thereafter, if Client directly or indirectly hires any Service Provider assigned to Client, either as a full-time or part-time employee or independent contractor, it is agreed Client will pay SA the following placement fee(s): CFO, VP of Accounting and Process, and Chief Accounting Officer $85,000; Controller and Director of Process Implementation $60,000; Accounting Manager $40,000; Senior Accountant $25,000; and Staff Accountant and Bookkeeper $20,000. Client acknowledges that if Client hires any of the Service Providers: (a) SA invested substantial time and money to locate, hire and train its Service Providers, and SA will be required to do so again, (b) each of SA’s Service Providers perform similar, concurrent services for multiple SA clients, so SA will be required to cover its other clients, and (c) the unique nature of SA’s business model creates additional risks and costs. Therefore, Client and SA agree these fees accurately reflect the reasonable value of SA’s time, costs and other financial considerations.

5. Limiting Conditions. All Services will be subject to the following conditions: (a) all statements, communications, results, reviews, reports and other deliverables provided by SA as part of the Services (collectively, “SA Reports”) will be solely for the use of Client, including for purposes of Client’s disclosure and reporting obligations under the Securities Act of 1933 and the Securities Exchange Act of 1934, in each case as amended (the “Acts”), the rules and regulations under the Acts and Client’s obligations as the issuer of securities on one or more stock exchanges; (b) information in the SA Reports may not be modified in any way except by SA; (c) SA will not express an opinion or any other form of assurance regarding the Client’s financial statements or otherwise, and no SA Reports should be interpreted as such; (d) the Services will not be provided as Certified Public Accountant services; (e) the Services will not include any financial audit or audit of financial statements, nor may SA’s name be used in association with any audit; (f) the SA Reports may not be relied upon to discover errors, fraud or illegal acts, but if SA discovers any such matters, SA will use reasonable efforts to bring them to Client’s attention; and (g) Client’s management shall be solely responsible for internal controls, legal compliance, accuracy of financial statements, information and data, conformity with GAAP, and the review of all SA Reports before they are used or relied upon. For clarity, SA does not validate or confirm the accuracy of the data or information given to SA by Client.

6. Limits on Liability. Indemnification. (a) SA WILL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOSS OF PROFITS, DATA, REVENUE, GOODWILL OR ANTICIPATED SAVINGS RESULTING FROM OR IN ANY WAY RELATED TO THE SERVICES, THIS AGREEMENT, OR ANY OTHER DISPUTE BETWEEN THE PARTIES, EVEN IF SA HAS BEEN INFORMED OF THE POSSIBILITY THEREOF, AND DESPITE ANY FAILURE OF THE ESSENTIAL PURPOSE OF THIS AGREEMENT OR ANY LIMITED REMEDY UNDER THIS AGREEMENT. ADDITIONALLY, THE TOTAL AGGREGATE LIABILITY OF SA FOR ANY AND ALL CLAIMS, LOSSES, EXPENSES AND DAMAGES OF ANY NATURE (INCLUDING ATTORNEYS’ FEES AND COSTS) RESULTING FROM, OR IN ANY WAY RELATED TO, THE SERVICES, THIS AGREEMENT, OR ANY OTHER DISPUTE BETWEEN THE PARTIES, SHALL BE LIMITED TO THE GREATER OF $25,000 OR THE FEES ACTUALLY PAID TO SA IN THE PRIOR 6 MONTHS FOR THE SERVICES THAT ARE THE SUBJECT OF THE CLAIM. OTHER THAN LIABILITY FOR FRAUD, WILLFUL INJURY TO PERSONS OR PROPERTY, OR VIOLATION OF LAW, THE AGGREGATE LIMITATIONS OF LIABILITY IN THE FOREGOING SENTENCE APPLY TO ANY AND ALL LIABILITY AND CAUSES OF ACTION (INCLUDING NEGLIGENCE), HOWEVER ALLEGED OR ARISING. SOME STATES OR OTHER JURISDICTIONS DO NOT PERMIT CERTAIN LIMITATIONS ON LIABILITY SO THESE LIMITATIONS WILL APPLY TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW. (b) Client is concurrently herewith entering into an Indemnity Agreement (the “Indemnity Agreement”) with SA’s employee, Douglas Paulin, who will serve as Client’s Chief Financial Officer in connection with the services to be provided by SA hereunder. Client shall indemnify and otherwise provide benefits to SA and each of its officers, directors, managers, members, employees, agents, affiliates, successors and assigns (collectively, the “SA Indemnitees”) to the same extent as if each such SA Indemnitee was the “Indemnitee” under the Indemnity Agreement and such SA Indemnitee qualified as an “agent” of Client under the Indemnity Agreement.

7. Other Provisions. This Agreement (a) does not create any agency, partnership, joint venture or fiduciary relationship; (b) ,including Appendix A and the Credit Card / ACH Transfer Authorization, embodies the entire contract between the parties pertaining to its subject matter and supersedes any and all prior or contemporaneous written or oral promises, agreements or representations, and any modifications must be in writing with signatures of both parties; (c) cannot be waived by failure to enforce any provision except in writing; (d) may be signed in counterparts and electronic and other facsimile signed copies will be binding together as the original; (e) will be construed as severable, so the invalidity or unenforceability of any provision will not affect any other provisions of this Agreement; (f) is governed by California law, without reference to its conflict or choice of laws principles, and any legal preceding arising out of or in any way related to this Agreement shall be brought exclusively in the state or federal court in San Diego County, California and Client expressly consents to

OFFICE LOCATIONS: SAN DIEGO, ORANGE COUNTY, LOS ANGELES	Page 1 of 3
website: signatureanalytics.com

the personal jurisdiction of such courts; (g) cannot be assigned without the written consent of the other party, except an assignment by merger, consolidation or sale of all or substantially all of the transferring party’s equity or assets; and (h) is signed by the persons below with the full power and authority of the respective parties. The obligation to pay fees and late fees, and Sections 4, 5, 6, and 7 will survive any termination of this Agreement. Additionally, Section 2 shall survive for a period of 2 years after termination of this Agreement.

Signature Analytics LLC		MediciNova, Inc.

By:	/s/ Jason Kruger	By:	/s/ Yuichi Iwaki
Jason Kruger		Yuichi Iwaki, M.D., Ph.D.
President		President and Chief Executive Officer

OFFICE LOCATIONS: SAN DIEGO, ORANGE COUNTY, LOS ANGELES	Page 2 of 3
website: signatureanalytics.com

Appendix A to Services Agreement

Fees and Hourly Rates

Fees. Client will pay a deposit at signing, to be applied against any late or final invoices. The initial Estimated Monthly Fee Range for Services is based on the Hourly Rates below.

Estimated Monthly Recurring Fee		$5,000			$25,000
Estimated Project Fees	$	N/A	to	$	N/A
Monthly Technology Platform Cost		N/A
Minimum Monthly Fee		N/A
Deposit (equal to low end of the fee range)		$0

Hourly Rates.

“Service Provider”	Current Rate
Market Leader / CFO	$300 - $400/hr
CFO	$270 - $350/hr
VP Finance / Sr. Controller	$235 - $265/hr
Director	$200 - $235/hr
Controller	$195 - $225/hr
Accounting Manager	$150 - $185/hr
Senior Accountant	$120 - $145/hr
Staff Accountant	$95 - $110/hr
Junior Staff Accountant	$65 - $85/hr
FIT Manager	$210 - $275/hr
FIT Analyst	$110 - $165/hr

Payments and Late Payments. Invoices will be delivered 1 time per month, on approximately the 1st of each month. Client will pay by check within the terms as stated on the invoice.

SA may change pricing or payment terms upon delivery of notice to Client. Regardless of when this Agreement is signed, on January 1 each year, the Deposit, Fee Ranges, Minimum Monthly Fee, and Service Provider rates will all increase by 5%.

Payments that are not received within 30 days after the date of the invoice will be considered delinquent and will be subject to a 10% per annum late fee. SA will be entitled to recover, and Client will be responsible for paying to SA, all collection expenses incurred by SA, including, without limitation, attorney fees and costs.

OFFICE LOCATIONS: SAN DIEGO, ORANGE COUNTY, LOS ANGELES	Page 3 of 3
website: signatureanalytics.com